UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2006
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)
39500 Orchard Hill Place, Suite 200, Novi, Michigan 48375
(Address of principal executive offices) (zip code)
(Registrant’s telephone number, including area code): (248) 374-7100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On February 8, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of ITC Holdings Corp. (the “Company”) took the following actions:
Approval of Special Bonus
     The Compensation Committee approved the crediting of a Special Bonus Amount to participants in the Company’s Executive Group Special Bonus Plan (the “Executive Group Plan”), including payments to the Chief Executive Officer and each of the four other most highly compensated executive officers who were serving as executive officers on December 31, 2005 (the “Named Officers”). The Special Bonus Amount to be credited to plan participants on March 15, 2006 is $0.2625 for each option to purchase common stock of the Company held by the participant on March 1, 2006. The Named Officers will receive bonuses under the Executive Group Plan in the following amounts:

Name	Special Bonus Amount
Joseph Welch	$242,405
Linda Blair	$40,401
John Jipping	$20,200
Edward Rahill	$41,104
Richard Schultz	$40,401
Approval of 2005 Bonus Award
     Under the Short-Term Incentive Plan (the “Incentive Plan”) in effect for 2005, employees of the Company were eligible for a cash bonus based upon the achievement of Company performance goals based on fewer than targeted lost work days for safety reasons, fewer than targeted recordable safety incidents, fewer than targeted outages, lower than targeted operating and maintenance expenses, higher than targeted EBITDA and completion of all targeted capital projects. In 2005, the Company achieved the goals established under the Incentive Plan for 2005, resulting in, among other things, the Compensation Committee approving bonuses for the Company’s executive officers in amounts equal to the target bonus set forth in their employment contracts. Bonuses awarded to the Named Officers are as follows:

Name	Title	Bonus Amount
Joseph Welch	President and Chief Executive Officer	$371,000
Linda Blair	Senior VP Business Strategy	$140,000
John Jipping	Senior VP Engineering	$120,000
Edward Rahill	Senior VP and Chief Financial Officer	$161,348
Richard Schultz	Senior VP Asset Planning	$140,000

Approval of 2006 Cash Bonus Performance Measure
     The Compensation Committee determined that employees will be eligible for cash bonuses for 2006 performance under the Incentive Plan based on the achievement of Company performance goals based on fewer than targeted lost work days for safety reasons, fewer than targeted recordable safety incidents, fewer than targeted outages, lower than targeted operating and maintenance expenses, higher than targeted EBITDA and completion of all targeted capital projects. If these goals are achieved, bonuses would be paid to executive officers in amounts equal to the target amounts set forth in their employment agreements.
Executive Cash Bonus Agreement
     The Compensation Committee approved the Executive Cash Bonus Agreement (the “Agreement”) between the Company and Daniel J. Oginsky, the Company’s General Counsel. The Agreement provides that Mr. Oginsky will receive a cash bonus in the amount of $120,000 on August 1 of each of the years 2006, 2007, 2008 and 2009. The bonus for any year will not be payable if Mr. Oginsky’s employment has been terminated by him without “good reason” or by the Company for “cause” (each as defined in the Agreement) prior to August 1 of such year. If Mr. Oginsky’s employment is otherwise terminated, he is entitled to receive all unpaid bonus payments in a lump sum within 15 days after termination. The Agreement is attached hereto as Exhibit 10.36 and incorporated herein by reference.
Approval of 2006 Long-Term Incentive Plan, Employee Stock Purchase Plan and Amendment to Amended and Restated 2003 Stock Purchase and Option Plan for Key Employees
     In addition, on February 8, 2006, the Company’s Board of Directors approved the implementation, subject to shareholder approval, of the 2006 Long-Term Incentive Plan (“LTIP”) and the Employee Stock Purchase Plan (“ESPP”). If approved by shareholders, the LTIP would permit the Compensation Committee to make grants of a variety of equity-based awards (such as options and restricted shares) totaling up to 1.75 million shares to employees, directors and consultants. No awards would be permitted after February 7, 2012. The Board also approved an amendment to the Amended and Restated 2003 Stock Purchase and Option Plan for Key Employees (the “2003 Plan”) reducing the number of shares available for issuance thereunder by 1 million shares that will become effective if the LTIP is approved by the Company’s shareholders at the 2006 annual meeting. The LTIP and the amendment to the 2003 Plan are attached hereto as Exhibits 10.37 and 10.38, respectively, and incorporated herein by reference.
     The ESPP is intended to qualify under Section 423 of the Internal Revenue Code of 1986 and, if approved by shareholders, will permit employees to purchase up to a total of 180,000 shares of the Company’s common stock through payroll deductions at the lesser of 85% of fair market value of the common stock at the beginning of the purchase period or 85% of the fair market value of the common stock at the end of the purchase period. The commencement date and length of purchase periods would be determined by the Compensation Committee and would be no less than three months and no more than 27 months in duration. Payroll deductions are limited to the lesser of 10% of the employee’s after-tax salary or $25,000 and shares acquired must be held for at least six months after they are acquired. No purchase period could begin after February 7, 2012. The ESPP is attached hereto as Exhibit 10.39 and incorporated herein by reference.

Item 8.01 Other Events.
     On February 8, 2006, the Company issued a press release announcing the declaration of a dividend to its common shareholders. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
     The Company also announces that it will hold its 2006 Annual Meeting of Shareholders on May 17, 2006 at 9:00 A.M. The record date for the meeting will be April 3, 2006.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
     10.15  Short-Term Incentive Plan (filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 333- 123657) and incorporated herein by reference)
     10.36  Executive Cash Bonus Agreement, dated as of February 8, 2006, between the Company and Daniel J. Oginsky
     10.37  ITC Holdings Corp. 2006 Long-Term Incentive Plan
     10.38  Amendment No. 1, dated as of February 8, 2006, to Amended and Restated 2003 Stock Purchase and Option Plan for Key Employees of ITC Holdings Corp.
     10.39  ITC Holdings Corp. Employee Stock Purchase Plan
     99.1    Press Release, dated February 8, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
February 14, 2006

ITC HOLDINGS CORP.

By:	/s/ Edward M. Rahill

Its:	Edward M. Rahill Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
10.36	Executive Cash Bonus Agreement, dated as of February 8, 2006, between the Company and Daniel J. Oginsky

10.37	ITC Holdings Corp. 2006 Long-Term Incentive Plan

10.38	Amendment No. 1, dated as of February 8, 2006, to Amended and Restated 2003 Stock Purchase and Option Plan for Key Employees of ITC Holdings Corp.

10.39	ITC Holdings Corp. Employee Stock Purchase Plan

99.1	Press Release, dated February 8, 2006